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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                October 18, 2000

             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           INTERNATIONAL PAPER COMPANY
             (Exact name of Registrant as specified in its charter)

NEW YORK                             1-3157               13-0872805
-----------------                   ---------------      -----------------------
(State of                           (Commission          (IRS Employer
 Incorporation)                      File)                Identification Number)



                   TWO MANHATTANVILLE ROAD, PURCHASE, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  N/A

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  N/A

                  ITEM 3. BANKRUPTCY OR RECEIVERSHIP

                  N/A

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  N/A

ITEM 5.           OTHER EVENTS

                  The Company today reported third-quarter 2000 earnings of $260 million ($.53 per share) before special and extraordinary items. This represents a 15 percent increase over third-quarter 1999 earnings of $193 million ($.46 per share) before special and extraordinary items. Third-quarter 2000 net sales were $7.8 billion, up from $6.3 billion in the same quarter a year ago.

                  International Paper reported a net loss of $135 million ($.38 per share) in the third quarter of 2000, after special and extraordinary items, compared with net earnings of $270 million ($.64 per share) in the second quarter of 2000 after special items. Third-quarter 1999 net earnings were $142 million ($.34 per share) after special and extraordinary items.

                  Extraordinary items in the third quarter included a charge of $310 million after taxes ($.64 per share) resulting from the anticipated sales of Masonite and Zanders. Special items amounted to $85 million after taxes ($.18 per share) for merger-related items and Masonite reserves.

                  The Company also announced the closure of three mills and the scaling back of one mill as part of a capacity reduction. The mills at Lock Haven, Pennsylvania, Mobile, Alabama, and Camden, Arkansas will be shut down. The Courtland, Alabama mill will be scaled back.

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ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  N/A

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  N/A

                  (b)      Pro Forma Financial Information:

                  N/A

                  (c)      Exhibits

                           (99) Press release issued by International Paper dated October 18, 2000 announcing third quarter earnings and announcing the closure of three mills and the scaling back of one mill as part of the Company's capacity reduction.

 .ITEM 8.          CHANGES IN FISCAL YEAR

                  N/A

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  INTERNATIONAL PAPER COMPANY
                                  (Registrant)

Date:    October 18,  2000        /S/ CAROL M. SAMALIN
           Purchase, NY           ----------------------------------------------
                                  Carol M. Samalin
                                  Assistant Secretary